UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2023

Paychex, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-11330	16-1124166
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

911 Panorama Trail South
Rochester, New York		14625-2396
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (585) 385-6666

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2023, Paychex, Inc. (the “Company”) announced that the Board of Directors (the “Board”) has voted to expand to twelve members and has appointed Theresa M. Payton to fill the newly created position. The Company’s press release dated January 24, 2023, announcing the appointment of Ms. Payton, is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Ms. Payton is the founder and CEO of Fortalice Solutions, a firm advising Fortune 150 Boards, C-Suite, and regulators on secured technology innovation and transformation efforts regarding customer delivery and privacy.

Before overseeing IT operations as CIO for the White House from 2006 to 2008, she held executive roles in banking technology for two of the country’s top financial institutions. In 2008, she founded Fortalice Solutions which has since completed over 500 global engagements advising and securing digital transformation programs and providing security risk assessments, incident response, and delivering business intelligence services for some of the nation’s largest organizations.

In addition to her professional experience, she has served on the Federal Advisory Board of CyberArk, a publicly traded cybersecurity product company, and as a member of the Transformation Innovation Advisory Board of UniCredit S.p.A., the largest pan-European bank headquartered in Milan.

Ms. Payton holds a B.A. degree in Economics and Business Administration from Immaculata University and an M.S. in Management Information Systems (MIS) from the University of Virginia.

The Board appointed Ms. Payton to her position on January 20, 2023. She has been appointed to serve on the Audit Committee of the Board. There is no other arrangement or understanding between Ms. Payton and any other persons as it relates to her appointment. Ms. Payton is not and has not been a participant, or had any interest, in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K since the beginning of the Company’s last fiscal year.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
Exhibit 99.1	Press Release of Paychex, Inc. dated January 24, 2023
Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCHEX, INC.
Date:	January 24, 2023	By:	/s/ John B. Gibson
John B. Gibson President and Chief Executive Officer

Date:	January 24, 2023	By:	/s/ Efrain Rivera
Efrain Rivera Senior Vice President and Chief Financial Officer